VANGUARD(R) INTERNATIONAL
VALUE FUND

June 30, 2000

SEMIANNUAL

[SHIP]
[A MEMBER OF
THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?
     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment.Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings.
     Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS
Report From The Chairman............1         Fund Profile............10

The Markets In Perspective..........6         Performance Summary.....13

Report From The Adviser.............8         Financial Statements....14
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO JOHN J. BRENNAN]

Vanguard International Value Fund recorded a 0.2% total return during the six months ended June 30. This was a scant gain, but it was well ahead of the returns of our average peer fund and our benchmark index in a difficult period for foreign markets.
     The adjacent table presents the six-month total return (capital change plus reinvested dividends) for the fund and its comparative standards--the average international stock fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The fund's return was 4.8 percentage points better than that of its peers and 4.2 percentage points higher than that of the index.


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                                             TOTAL RETURNS
                                           SIX MONTHS ENDED
                                             June 30, 2000
-----------------------------------------------------------
Vanguard International Value Fund                0.2%
-----------------------------------------------------------
Average International Fund*                     -4.6%
-----------------------------------------------------------
MSCI EAFE Index                                 -4.0%
MSCI EAFE Value Index                           -0.4
-----------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Our total return is based on a decrease in net asset value from $29.13 per share on December 31, 1999, to $28.95 per share on June 30, 2000, and is adjusted for a dividend of $0.03 per share paid from net investment income and a distribution of $0.19 per share paid from net realized capital gains.
     In July, the fund's board decided to appoint a new investment adviser, Hansberger Global Investors, Inc., effective August 1. You'll find more information on this change in the notice on pages 4 and 5.

THE PERIOD IN REVIEW
The first half of 2000 was a tumultuous time in global financial markets, which were buffeted by complex crosscurrents. Economic growth was still extraordinarily strong in the United States and was accelerating in many other countries and regions. Corporate acquisitions across borders were on the rise, particularly in Europe.
     But growth also brought signs of accelerating inflation, which is bad news for stocks and bonds. Higher energy use and slim inventories caused a steep rise in oil prices, which in turn pushed up inflation gauges. To counter these pressures, the U.S. Federal Reserve Board and the European Central Bank raised interest rates several times during the half-year. Further complicating matters were growing worries among investors that the high valuations of many technology stocks could not be sustained. These worries led to a sharp springtime drop in prices for many tech-related stocks.
     The overall climate for stocks during the first six months of 2000 was dramatically different from that in 1999, when foreign equity markets made powerful gains and outpaced the U.S. market. For the first half of 2000, the 20 developed markets in Europe and the Pacific region that constitute the EAFE Index had mixed returns. For the overall market, this resulted in a 0.4% total return in local currencies. However, a strong U.S. dollar turned that small gain into a -4.0% decline for U.S. investors. The dollar gained in value relative to all the currencies used in the 20 markets of the index. (A stronger dollar diminishes returns for U.S. investors because foreign currencies can be exchanged for fewer dollars. Conversely, a weaker dollar bolsters returns from foreign securities for U.S. investors.) The weaker euro, for example, meant that the German market's -3.0% return was further reduced to a -7.3% return for U.S. investors.
     Within the EAFE Index, growth stocks--whose prices reflect high expectations for future profitability--fared worse than value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations. The return from EAFE's growth stocks was -7.9% in dollars, versus a -0.4% return for its value stocks.
     Pacific markets in general did worse than those in Europe. Japanese stocks, which constitute more than one-quarter of the EAFE Index, declined -2.1% in yen and -5.3% in dollars--a sharp contrast to 1999 when rising prices and a stronger yen gave U.S. investors a 61.8% return. Declines in much of the Pacific Rim were steeper.
     Emerging markets, which skyrocketed in value last year, generally lost altitude in the half-year. The Select Emerging Markets Free Index returned -3.5% in local currencies, but the strong dollar worsened this decline to -9.6% for U.S. investors. Stocks in Colombia, Indonesia, the Philippines, and Thailand lost more than a third of their value.
     The table below presents the impact of currency fluctuations on returns during the six months. Clearly, changes in currency values are an added risk that U.S. investors in foreign markets must bear, on top of the price volatility that all common stocks exhibit. Of course, the U.S. dollar's value doesn't always rise, and a falling dollar would boost returns for U.S.-based investors.


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                                                TOTAL RETURNS
                                       SIX MONTHS ENDED JUNE 30, 2000
                                --------------------------------------------
                                    LOCAL
                                  CURRENCY        CURRENCY     U.S. DOLLAR
STOCK MARKET INDEX                 RETURNS         IMPACT        RETURNS
--------------------------------------------------------------------------------
MSCI EAFE                            0.4%           -4.4%          -4.0%
--------------------------------------------------------------------------------
MSCI Europe                          1.7%           -4.7%          -3.0%
MSCI Pacific Free                   -2.6            -3.3           -5.9
Select Emerging
Markets Free*                       -3.5            -6.1           -9.6
--------------------------------------------------------------------------------
Wilshire 5000 Total
Market Index                        -0.7%             --           -0.7%
--------------------------------------------------------------------------------
*Consists of stocks that can be bought free of restrictions in 14 emerging markets of Europe, Asia, Africa, and Latin America.

     To a certain degree, foreign markets mirrored what was going on in the United States. The U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a -0.7% return for the half-year.

PERFORMANCE OVERVIEW
Your fund's emphasis on value-oriented shares was helpful during the half-year in relation to many competing funds. The fund's relative lack of technology and telecommunication stocks cushioned the impact of a severe drop in their valuations in the first half of 2000. Of course, when tech and telecom shares were soaring in 1999, our relatively light stake in these sectors caused our performance to trail both the average international stock fund and the EAFE Index.
     Another plus for the International Value Fund during the first half of 2000 was its overweighting versus the EAFE Index in several strongly performing markets (Australia, Denmark, and the Netherlands) and underweightings in some of the poorer performers (notably Germany and Japan). In addition, the fund benefited from its Canadian stock holdings, which equaled some 3% of assets as of June 30. The Canadian market, which is not part of the EAFE Index, advanced 23.4% in U.S. dollars during the six months.

IN SUMMARY
During the first half of 2000, we witnessed sharp day-to-day price fluctuations in the world's stock and currency markets, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.
     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of domestic and international stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Once you have such a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/s/
John J. Brennan
Chairman and Chief Executive Officer

July 24, 2000





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IN MEMORY
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It is with  great  sadness  that I  report  the  death  of John C.  Sawhill,  an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

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NOTICE TO SHAREHOLDERS

APPOINTMENT OF A NEW INVESTMENT ADVISER FOR
INTERNATIONAL VALUE FUND
The board of trustees of Vanguard International Value Fund has approved the appointment of Hansberger Global Investors, Inc. (HGI) as the fund's investment adviser. HGI replaces Phillips & Drew (formerly UBS International Investment London Limited), the fund's investment adviser since April 1996. The new adviser appointment will take effect on August 1, 2000. The change will affect the fund's investment strategies, but not its objective or policies. The International Value Fund remains committed to seeking long-term capital growth and some income by focusing on value-oriented stocks of companies based outside the United States.
     As part of its oversight responsibilities, the fund's board considers numerous factors in evaluating advisers. These factors include continuity of the investment team, consistency of the investment process, and absolute and relative performance. After careful consideration, the board concluded that the long-term interests of the fund's shareholders would be better served by appointing HGI as adviser to the International Value Fund.
     HGI is a respected investment advisory firm whose 24 investment professionals have considerable experience in value-oriented international stock investing. HGI's investment process integrates proprietary valuation screens, external investment research, and intensive fundamental analysis of such factors as price/earnings ratios, cash flow, and net asset value to identify attractively valued investment opportunities. Under HGI's management, the fund is expected to invest across a broader spectrum of market capitalizations, hold fewer securities (90-120 stocks), and experience somewhat less portfolio turnover, once initial changes to the portfolio are complete. Also, the fund's exposure to emerging markets will probably increase from its current 3% position to a level that will often exceed 10% of fund assets.

ARRANGEMENT WITH PHILLIPS & DREW
Vanguard International Value Fund employed Phillips & Drew as its investment adviser under an investment advisory agreement dated March 31, 1996. For these services, the fund paid Phillips & Drew a basic fee at the end of each quarter, which was calculated by applying an annual percentage rate to the fund's average month-end assets for each quarter. The annual percentage rate was 0.475% for the first $50 million in assets, 0.15% for the next $450 million, 0.12% for the next $500 million, and 0.11% for assets in excess of $1 billion. In addition, Phillips & Drew's advisory fee was subject to an increase or decrease based on the fund's cumulative investment performance over a trailing 36-month period, compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index over the same period.
     In 1999, the fund paid $1,045,563 in advisory fees to Phillips & Drew. The fee represented an effective annual rate of 0.15% of the fund's average net assets before a decrease of $341,189 (0.04% of average net assets) based on investment performance.
--------------------------------------------------------------------------------

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ARRANGEMENT WITH HANSBERGER GLOBAL INVESTORS
Under its investment advisory agreement with HGI, the fund will pay HGI according to the same fee schedule that applied to Phillips & Drew, except that performance adjustments to HGI's fees will be phased in over a 36-month period.
     HGI serves as an adviser or subadviser for three mutual funds that have investment objectives similar to that of International Value Fund. The advisory fees paid to HGI by those funds range from 0.35% to 0.75% of fund assets.
     The new investment advisory agreement will continue for two years from the effective date (expected to be August 1, 2000) and will be renewable after that for successive one-year periods. Each renewal must be approved by the fund's board of trustees, including a majority of the trustees who are not "interested persons" of either the fund or its advisers as defined in federal securities laws. The agreement would be terminated automatically if the adviser were to be acquired, but could be reinstated by the fund's board. In addition, the agreement can be terminated without penalty at any time by a vote of either the board or the fund's shareholders, upon 30 days' written notice to HGI. In turn, HGI can terminate its agreement upon 90 days' written notice to the fund.

BACKGROUND ON HANSBERGER GLOBAL INVESTORS
HGI is a wholly owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Las Olas Boulevard, Fort Lauderdale, Florida. HGI also has offices in Bombay, Toronto, Hong Kong, and Moscow. HGI provides portfolio management services to clients in the United States and abroad. Founded in 1994, HGI currently manages nearly $3 billion in assets. The firm is organized as a Delaware corporation. The directors of HGI are Thomas Hansberger, chairman; Wesley Freeman;J. Christopher Jackson; and Kimberley Scott. The HGI investment management team that will advise the International Value Fund will be led by Ajit Dayal, deputy chief investment officer. Assisting Mr. Dayal will be Thomas Hansberger, chief investment officer, Ronald Holt, vice president-research, and Aureole L.W. Foong, managing director-Asian research.

ADDITIONAL INFORMATION
In 1993, the fund received permission from shareholders and the U.S. Securities and Exchange Commission to enter into new investment advisory agreements without the delay and expense of a shareholder vote. This special permission was made subject to several conditions, including the requirement that shareholders be notified of the details of any changes to the fund's investment advisory agreements.
     Your fund receives corporate management, administrative, and distribution services on an at-cost basis from The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600.
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                                       5

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000
The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.
     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

--------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                    PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                6 MONTHS     1 YEAR     5 YEARS*
--------------------------------------------------------------------------------
STOCKS
        S&P 500 Index                               -0.4%       7.2%       23.8%
        Russell 2000 Index                           3.0       14.3        14.3
        Wilshire 5000 Index                         -0.7       10.0        22.6
        MSCI EAFE Index                             -4.0       17.4        11.6
--------------------------------------------------------------------------------
BONDS
        Lehman Aggregate Bond Index                  4.0%       4.6%        6.3%
        Lehman 10 Year Municipal Bond Index          4.0        4.5         6.0
        Salomon Smith Barney 3-Month
          U.S. Treasury Bill Index                   2.8        5.3         5.2
--------------------------------------------------------------------------------
OTHER
        Consumer Price Index                         2.4%       3.7%        2.5%
--------------------------------------------------------------------------------
*Annualized.

     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

U.S. STOCK MARKETS
Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS
The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.
     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.
     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS
International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.
     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.
     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

REPORT FROM THE ADVISER

Vanguard International Value Fund's 0.2% return during the first half of 2000 exceeded the -4.0% return recorded by the MSCI EAFE Index and the -4.6% decline for the average international stock fund.
     We entered 2000 with a significantly lighter stake than the index or many peer funds in technology, telecommunications, and Internet-related companies. Although we are firm believers that significant changes will come about as a consequence of the Internet and other new technology, we will participate in these sectors only at what we consider to be a realistic price. At the moment, we believe that many of these companies are selling at prices well above their intrinsic worth.
     Although when building the portfolio we focus primarily on selecting individual companies instead of on geographic allocations, there was a marked shift during the half-year in the proportion of equity assets invested in United Kingdom-based companies (from 19.2% to 26.5%). Our stake in continental Europe declined modestly (from 41.0% to 34.7%), particularly our positions in France and Germany. A few years ago, when valuations in France were depressed due to investor skepticism about the French approach to shareholder value, the fund's allocation to French stocks was almost 10 percentage points above the EAFE Index's weighting. Today, the fund is slightly underweighted in France (10.9% of assets versus an index weighting of 11.4%).
     The additions to our U.K. holdings included banks and pharmaceuticals, two sectors in which we have been underrepresented in recent periods. An example is Glaxo Wellcome, which announced a merger with SmithKline Beecham to form the world's largest pharmaceutical company. We believe that synergy from the merger will be substantial, and that the company's growth will outpace that of the overall stock market. Despite its good prospects, the stock sold at only a modest premium to the market when we purchased it. Similarly, concern over increased competition from new entrants caused U.K. bank stocks to fall almost -30%, which provided an opportunity for us to add to our stake in National Westminster Bank which later was taken over by the Royal Bank of Scotland.
     The fund's position in Japan remained slightly below that of the index during the half-year. Many smaller domestic cyclicals such as Kajima (construction) and Toray Industries (textiles) have recovered strongly, giving us the opportunity to sell these positions. We eliminated our holdings in Toray and significantly reduced our position in Kajima. Sentiment toward many Japanese companies has improved, partly owing to the notion that Japan is poised to embark on a wave of shareholder value creation like that seen in continental Europe in recent years. Despite some signs of this happening, the indicators are few and far between: The pace of announcements has slowed, and we expect many disappointments. We are also slightly skeptical of the more optimistic views on prospects for Japan's economic growth.
     However, we added to our holdings of some quality names in Japan, including NTT (the telephone

================================================================================
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.
================================================================================
company) and Fujitsu (the computer technology company), both among the cheapest global competitors in their industry sectors.
     Hong Kong stocks have suffered recently due to negative views of the banks and telecom companies that constitute a large part of that market. We recently bought a position in one of the large conglomerates, Cheung Kong. When we bought our shares, Cheung Kong's total market value was equivalent to the value of its holding in Hutchison Whampoa alone, so we effectively acquired its other valuable assets for free.
     Most of the fund's sales in continental Europe were of stocks that had performed well. An exception to this was E.ON (the German electricity conglomerate formerly known as Veba). A disappointing pace of asset disposals from this asset-rich company and declines of 35% or more in electricity prices led us to believe that the money would be better invested elsewhere.
     The fund reduced two of its largest  positions--  TotalFinaElf and Alcatel.
The former had benefited from higher oil prices and wider margins in its refining business, factors that are unlikely to improve from here on. We still own some TotalFinaElf, as it is by far the cheapest integrated oils company in the world, but we are now underweight in oil companies as a group. We purchased our Alcatel, and many of our other French positions, when the general perception was that French companies would not embrace the concept of enhancing shareholder value. But at Alcatel, asset disposals and improvement in profitability have resulted in a fivefold increase in the company's share price in the last three years.
     Markets have begun to question the financial viability of some of the dot-coms, from Amazon.com to the European boo.com, the latter consuming $135 million in capital before going bankrupt. Hikari Tsushin, a Japanese telecom subscription agency and Internet company, saw its market value decline from $70 billion in February to $1 billion today. Not owning such stocks when the Internet bubble was inflating hurt the fund's performance relative to peers, but that has started to change as such excesses unwind.
     Current valuations of the "TMT" (technology, media, and telecom) sectors imply that the market expects these firms to grow at around 15% annually, after adjusting for inflation, for the next ten years. We still believe that this is too optimistic and, as we said six months ago, we continue to be underweighted in these sectors. Meanwhile, in sectors overshadowed by the spotlight on the TMT groups, we continue to find good companies that are selling at prices little changed from a year ago.

Wilson Phillips, Portfolio Manager
Phillips & Drew

July 12, 2000

FUND PROFILE
INTERNATIONAL VALUE FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------
                         INTERNATIONAL
                                 VALUE       MSCI EAFE
------------------------------------------------------
Number of Stocks                   133             953
Turnover Rate                     38%*              --
Expense Ratio                   0.50%*              --
Cash Investments                  3.1%              --

*Annualized.



ALLOCATION BY REGION
--------------------------------------
North America                       3%
Emerging Markets                    2%
Pacific                            34%
Europe                             61%


VOLATILITY MEASURES
------------------------------------------------------
                         INTERNATIONAL
                                 VALUE       MSCI EAFE
------------------------------------------------------
R-Squared                         0.75            1.00
Beta                              0.94            1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------------------
TotalFinaElf                                      3.4%
Ente Nazionale Idrocarburi SpA                     2.7
Nippon Telegraph and Telephone Corp.               2.6
Alcatel                                            2.6
Matsushita Electric Industrial Co., Ltd.           2.4
Nestle SA (Registered)                             2.1
BNP Paribas                                        1.9
Hitachi Ltd.                                       1.9
Akzo Nobel NV                                      1.8
Tokyo Gas Co., Ltd.                                1.7
------------------------------------------------------
Top Ten                                          23.1%

Country Diversification (% of Common Stocks) can be found on page 12.

ALLOCATION BY REGION. This chart shows the geographic distribution of a fund's holdings.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                        JUNE 30, 1999             JUNE 30, 2000
                     --------------------------------------------
                        INTERNATIONAL             INTERNATIONAL
                            VALUE                     VALUE            MSCI EAFE
                     -----------------------------------------------------------
Australia............         4.4%                      4.6%              2.8%
Austria..............         0.0                       0.0               0.2
Belgium..............         0.0                       0.0               0.8
Canada...............         0.0                       3.0               0.0
Denmark..............         1.0                       1.1               0.8
Finland..............         1.0                       0.4               3.1
France...............        14.3                      10.9              11.4
Germany..............         7.6                       3.7               8.6
Greece...............         0.1                       0.0               0.0
Hong Kong............         1.9                       2.0               2.1
Indonesia............         0.6                       0.2               0.0
Ireland..............         0.0                       0.5               0.4
Italy................         1.9                       3.4               4.4
Japan................        24.9                      25.0              26.7
Netherlands..........         5.2                       5.6               5.4
New Zealand..........         0.3                       0.3               0.1
Norway...............         0.0                       0.0               0.4
Philippines..........         0.4                       0.4               0.0
Portugal.............         0.2                       1.6               0.5
Singapore............         2.9                       1.9               1.0
South Korea..........         0.9                       0.6               0.0
Spain................         0.9                       0.2               2.7
Sweden...............         3.1                       3.1               3.3
Switzerland..........         5.0                       4.2               5.8
Thailand.............         1.5                       0.8               0.0
United Kingdom.......        21.9                      26.5              19.5
--------------------------------------------------------------------------------
Total                       100.0%                    100.0%            100.0%

PERFORMANCE SUMMARY
INTERNATIONAL VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: MAY 16, 1983-JUNE 30, 2000
--------------------------------------------------------------------------------
                    INTERNATIONAL VALUE FUND                    MSCI EAFE
FISCAL            CAPITAL       INCOME      TOTAL                 TOTAL
YEAR              RETURN        RETURN      RETURN               RETURN
--------------------------------------------------------------------------------
1983                4.0%         1.8%        5.8%                 11.0%
1984               -4.9          4.1        -0.8                   7.9
1985               36.1          4.2        40.3                  56.7
1986               46.8          3.9        50.7                  69.9
1987               22.1          1.8        23.9                  24.9
1988               14.8          4.0        18.8                  28.6
1989               22.8          3.2        26.0                  10.8
1990              -15.1          2.8       -12.3                 -23.2
1991                6.9          3.1        10.0                  12.5
1992              -11.0%         2.3%       -8.7%                -11.8%
1993               27.0          3.5        30.5                  32.9
1994                3.5          1.8         5.3                   8.1
1995                7.0          2.6         9.6                  11.6
1996                7.5          2.7        10.2                   6.4
1997               -7.2          2.6        -4.6                   2.1
1998               14.7          4.8        19.5                  20.3
1999               19.1          2.7        21.8                  27.3
2000*               0.1          0.1         0.2                  -4.0
--------------------------------------------------------------------------------
*Six months ended June 30, 2000.
See Financial Highlights table on page19 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                               10 YEARS
                           INCEPTION                   -------------------------
                             DATE     1 YEAR  5 YEARS  CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
International Value Fund  5/16/1983    9.33%   10.21%    4.28%    2.75%   7.03%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.8%)
--------------------------------------------------------------------------------
AUSTRALIA (4.4%)
     AMP Ltd.                                          963,000           $ 9,829
     Australia & New Zealand
         Bank Group Ltd.                               961,500             7,395
     WMC Ltd.                                        1,440,300             6,463
     Goodman Fielder Ltd.                            6,029,600             4,489
     Orica Ltd.                                        877,100             3,991
     M.I.M. Holdings Ltd.                            5,601,490             3,027
     Mayne Nickless Ltd.                             1,353,249             2,787
o    Pasminco Ltd.                                   4,045,500             2,162
o    Burns, Philp & Co., Ltd.
     Warrants Exp. 8/14/2003                        12,149,882             1,678
     Pacific Dunlop Ltd.                             1,442,200             1,290
o    Burns Philp & Co., Ltd.                         2,215,320               559
                                                                          ------
                                                                          43,670
                                                                          ------
CANADA (2.9%)
     Nova Chemicals Corp.                              483,550            10,150
     Nortel Networks Corp.                             141,052             9,777
     Clarica Life Insurance Co.                        309,600             6,331
     BCE INC.                                           89,820             2,128
                                                                          ------
                                                                          28,386
                                                                          ------
DENMARK (1.1%)
     Novo Nordisk A/S B Shares                          62,260            10,640
                                                                          ------

FINLAND (0.4%)
     Stora Enso Oyj R Shares                           456,981             4,183
                                                                           -----

FRANCE (10.6%)
     TotalFinaElf                                      215,252            33,138
     Alcatel                                           382,745            25,206
     BNP Paribas                                       196,677            19,004
     AXA                                                79,014            12,497
     Lafarge SA                                         89,549             6,987
o    Cie de St. Gobain SA                               49,598             6,732
     Esso SA                                             7,360               455
                                                                         -------
                                                                         104,019
                                                                         -------
GERMANY (3.6%)
     Bayerische Hypo-und
       Vereinsbank AG                                  143,885             9,332
     Bayer AG                                          220,894             8,656
     Linde AG                                          144,900             5,848
     Volkswagen AG                                     145,156             5,523
     Volkswagen AG Pfd.                                178,000             4,189
     Varta AG                                          163,680             1,616
                                                                         -------
                                                                          35,164
                                                                         -------
HONG KONG (2.0%)
     Hong Kong Electric Holdings Ltd.                2,256,027             7,264
     Hong Kong Land Holdings Ltd.                    4,007,100             6,411
     Cheung Kong Holdings Ltd.                         500,000             5,532
                                                                         -------
                                                                          19,207
                                                                         -------
INDONESIA (0.2%)
     PT Timah Tbk                                    1,850,000               550
o    PT Pabrik Kertas Tjiwi Kimia                    3,053,751               506
o    PT Bank Internasional
       Indonesia (Local)                            28,089,600               321
o    PT Kalbe Farma                                  3,395,000               252
     PT Unilever Indonesia                               9,900               122
o    PT Inti Indorayon Utama                           545,000                23
o    PT Indah Kiat Pulp & Paper
       Corp. Warrants Exp. 7/11/2002                    96,504                 9
o    PT Bank Dagang Nasional
       Indonesia (Foreign)                           3,100,998                 0
                                                                         -------
                                                                           1,783
                                                                         -------
                                       14

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                        SHARES             (000)
--------------------------------------------------------------------------------
IRELAND (0.5%)
     Jefferson Smurfit Group PLC                     2,999,000           $ 5,108
                                                                          ------
ITALY (3.2%)
     Ente Nazionale Idrocarburi SpA                  4,577,110            26,545
     Telecom Italia SpA                                385,400             5,320
                                                                          ------
                                                                          31,865
                                                                          ------
JAPAN (24.2%)
     Nippon Telegraph and
         Telephone Corp.                                 1,951            26,001
     Matsushita Electric Industrial
         Co., Ltd.                                     896,000            23,289
     Hitachi Ltd.                                    1,283,000            18,554
     Tokyo Gas Co., Ltd.                             6,000,000            16,900
     Mitsubishi Estate Co., Ltd.                     1,201,000            14,167
     Sumitomo Marine & Fire
         Insurance Co.                               2,222,000            12,958
     Yamaha Motor Co., Ltd.                          1,294,000            11,864
     Canon, Inc.                                       233,000            11,628
     Nippon Yusen Kabushiki
         Kaisha Co.                                  2,289,000            11,034
     Toyo Seikan Kaisha Ltd.                           567,000            10,611
     West Japan Railway Co.                              2,602            10,575
     Fuji Photo Film Co., Ltd.                         247,000            10,132
     Fuji Heavy Industries Ltd.                      1,052,000             7,656
     Sankyo Co., Ltd.                                  292,000             6,610
     Nisshinbo Industries, Inc.                      1,234,000             6,531
     The Bank of Tokyo -
         Mitsubishi Ltd.                               507,000             6,139
     Uny Co., Ltd.                                     425,000             5,885
     Kansai Paint Co., Ltd.                          1,756,000             5,394
     Koito Manufacturing Co., Ltd.                     926,000             5,295
     Kajima Corp.                                    1,194,000             3,814
o    Sanwa International Trust

     1.25% Cvt. Pfd.                                       132             3,705
     Nissan Fire & Marine
     Insurance Co., Ltd.                             1,164,000             3,355
     Taiheiyo Cement Corp                            1,456,800             3,057
     Fujitsu Ltd.                                       80,000             2,775
                                                                         -------
                                                                         237,929
                                                                         -------
NETHERLANDS (5.4%)
     Akzo Nobel NV                                     409,075            17,450
     ING Groep NV                                      213,654            14,500
     Wolters Kluwer NV                                 418,576            11,195
     Koninklijke (Royal) Philips
     Electronics NV                                    114,232             5,409
     Buhrmann NV                                       150,770             4,329
                                                                         -------
                                                                          52,883
                                                                         -------
NEW ZEALAND (0.3%)
     Fletcher Challenge Ltd. Paper                   1,879,000             2,158
     Brierley Investments Ltd.                       2,630,900               409
o    Fletcher Challenge Ltd. Forest                     17,468                 6
                                                                         -------
                                                                           2,573
                                                                         -------
PHILIPPINES (0.4%)
     Philippine Long Distance

         Telephone Co.                                 215,700             3,867
     JG Summit Holdings Inc. Class B                 3,102,000               230
o    EEI Corp.                                       4,264,000                35
o    Philex Mining Corp. Class B                     5,490,500                33
                                                                         -------
                                                                           4,165
                                                                         -------
PORTUGAL (1.6%)
     Portugal Telecom SA
         (Registered)                                1,205,600            13,591
     Electricidade de Portugal SA                       91,300             1,665
                                                                         -------
                                                                          15,256
                                                                         -------
SINGAPORE (1.9%)
     DBS Group Holdings Ltd.                           871,701            11,193
     Keppel Corp., Ltd.                              2,127,250             4,601
     Jardine Strategic
         Holdings Limited                              626,000             1,872
     Dairy Farm International
     Holdings Ltd.                                   1,372,266               823
                                                                         -------
                                                                          18,489
                                                                         -------
SOUTH KOREA (0.6%)
     SK Telecom Co., Ltd.                               18,070             5,915
                                                                         -------
SPAIN (0.2%)
     Altadis SA                                        144,704             2,219
                                                                         -------
SWEDEN (3.0%)
     Nordic Baltic Holding AB                        1,702,082            12,905
     Electrolux AB Series B                            614,005             9,556
     ForeningsSparbanken AB                            490,430             7,213
                                                                         -------
                                                                          29,674
                                                                         -------
SWITZERLAND (4.0%)
     Nestle SA (Registered)                             10,387            20,856
     Novartis AG (Registered)                            6,727            10,690
     Schindler Holding AG (Ptg. Ctf.)                    5,294             7,944
                                                                         -------
                                                                          39,490
                                                                         -------
THAILAND (0.8%)
o    Shin Corporations PLC (Foreign)                   679,000             3,566
o    Thai Farmers Bank PLC
         (Foreign)                                   2,884,400             2,427
o    Bangkok Bank PLC (Foreign)                      1,249,900             1,530
     Thai Plastic & Chemical PLC
         (Foreign)                                     180,650               447
o    TPI Polene PLC (Foreign)                           88,375                29
                                                                         -------
                                                                           7,999
                                                                         -------
UNITED KINGDOM (25.5%)
     Glaxo Wellcome PLC                                534,100            15,581
     Invensys PLC                                    3,571,372            13,409
     British Telecommunications
         PLC                                           927,720            11,994
     Scottish Power PLC                              1,315,400            11,152
     MEPC PLC                                        1,320,962            10,879
     British American Tobacco PLC                    1,533,171            10,236
     Allied Zurich PLC                                 855,252            10,119
     Scottish & Newcastle PLC                        1,212,935             9,907
     BG PLC                                          1,456,416             9,415
o    Allied Domecq PLC                               1,746,500             9,254
     Tesco PLC                                       2,959,000             9,206
     Unilever PLC                                    1,497,000             9,065
     Royal & Sun Alliance
         Insurance Group PLC                         1,379,250             8,958
     Thames Water PLC                                  672,000             8,698
     Great Universal Stores PLC                      1,307,810             8,415
     Trinity Mirror PLC                                923,000             8,286
     AstraZeneca Group PLC                             162,533             7,591
     Royal Bank of Scotland Group PLC                  442,224             7,404
     Pennon Group PLC                                  691,000             6,857

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL VALUE FUND                                SHARES             (000)
--------------------------------------------------------------------------------
     RMC Group PLC                                     462,900           $ 6,027
     BOC Group PLC                                     415,444             5,975
     Smith & Nephew PLC                              1,498,450             5,535
     United Utilities PLC                              533,180             5,279
     Reed International PLC                            579,000             5,040
     IMI PLC                                         1,167,300             5,001
     Great Portland Estates                          1,405,630             4,964
     Wolseley PLC                                      801,000             4,305
     Liberty International PLC                         468,000             3,755
     The Peninsular & Oriental
         Steam Navigation Co.                          436,597             3,741
     Railtrack Group PLC                               219,322             3,408
     Slough Estates PLC                                586,500             3,250
     BPB PLC                                           678,006             3,213
     Rank Group PLC                                    699,800             1,621
     Coats Viyella PLC                               1,667,700             1,389
     Bass PLC                                          117,276             1,319
                                                                         -------
                                                                         250,248
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $854,310)                                                          950,865
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
CONVERTIBLE BOND (0.1%)
--------------------------------------------------------------------------------
Burns, Philp & Co., Ltd.
         7.50%, 8/10/2003
         (Cost $1,455)                             AUD  12,150             1,240
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTs (8.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
         Obligations in a Pooled
         Cash Account
         6.71%, 7/3/2000                               $24,654            24,654
         6.71%, 7/3/2000--Note F                        55,442            55,442
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $80,096)                                                            80,096
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.1%)
(Cost $935,861)                                                        1,032,201
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.1%)
Other Assets--Note C                                                      10,222
Security Lending Collateral
         Payable to Brokers--Note F                                     (55,442)
Other Liabilities                                                        (4,739)
                                                                         -------
                                                                        (49,959)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 33,926,690 outstanding $.001
         par value shares of beneficial interest
         (unlimited authorization)                                      $982,242
================================================================================
NET ASSET VALUE PER SHARE                                                 $28.95
================================================================================
*See Note A in Notes to Financial Statements.
o Non-income-producing security.
AUD--Australian Dollar.
(Ptg. Ctf.)--Participating Certificate.


--------------------------------------------------------------------------------
                                                        Amount               Per
                                                         (000)             Share
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                                       $865,026            $25.50
Undistributed Net Investment
Income--Note D                                           2,881               .08
Accumulated Net Realized
Gains--Note D                                           18,065               .53
Unrealized Appreciation
(Depreciation)--Note E
Investment Securities                                   96,340              2.84
Foreign Currencies                                        (70)                --
--------------------------------------------------------------------------------
NET ASSETS                                            $982,242            $28.95
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                       INTERNATIONAL VALUE FUND
                                                 SIX MONTHS ENDED JUNE 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
         Dividends*                                                     $12,818
         Interest                                                           471
         Security Lending                                                   167
                                                                         -------
                  Total Income                                           13,456
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                                 731
                  Performance Adjustment                                   (344)
         The Vanguard Group--Note C

                  Management and Administrative                           1,618
                  Marketing and Distribution                                 88
         Custodian Fees                                                     282
         Auditing Fees                                                        4
         Shareholders' Reports                                               24
         Trustees' Fees and Expenses                                          1
                                                                         -------
                  Total Expenses                                          2,404
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,052
--------------------------------------------------------------------------------
REALIZED NET GAIN (loss)
         Investment Securities Sold                                      18,221
         Foreign Currencies                                                 (88)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                        18,133
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
         Investment Securities                                          (32,059)
         Foreign Currencies                                                 (24)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION  (DEPRECIATION)                      (32,083)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS  RESULTING  FROM   OPERATIONS                $(2,898)
================================================================================
*Dividends  are  net  of  foreign withholding taxes of $1,016,000.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL VALUE FUND
                                                                -----------------------------
                                                               SIX MONTHS                YEAR
                                                                    ENDED               ENDED
                                                              JUN.30,2000         DEC.31,1999
                                                                    (000)               (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                             11,052              22,757
 Realized Net Gain                                                 18,133              42,427
 Change in Unrealized Appreciation (Depreciation)                 (32,083)            115,124
                                                              -------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations  (2,898)            180,308
                                                              -------------------------------
DISTRIBUTIONS
 Net Investment Income                                             (1,058)            (22,865)
 Realized Capital Gain                                             (6,684)            (25,324)
                                                              -------------------------------
  Total Distributions                                              (7,742)            (48,189)
                                                              -------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                           365,049             577,871
 Issued in Lieu of Cash Distributions                               7,199              44,683
 Redeemed                                                        (424,022)           (516,320)
                                                              -------------------------------
  Net Increase (Decrease) from Capital Share Transactions         (51,774)            106,234
---------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                        (62,414)            238,353
---------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                           1,044,656             806,303
                                                              -------------------------------
  End of Period                                                  $982,242          $1,044,656
=============================================================================================
1Shares Issued (Redeemed)
 Issued                                                            13,451              20,872
 Issued in Lieu of Cash Distributions                                 270               1,580
 Redeemed                                                         (15,662)            (18,723)
  Net Increase (Decrease) in Shares Outstanding                    (1,941)              3,729
=============================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------
                                                                         INTERNATIONAL VALUE FUND
                                                                          YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                         SIX MONTHS ENDED         -----------------------
THROUGHOUT EACH PERIOD                             JUNE 30, 2000    1999     1998     1997     1996    1995
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $29.13  $25.09   $22.64   $27.54   $31.11  $31.48
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .32     .69      .77     .690      .82    .750
    Net Realized and Unrealized Gain (Loss)
      on Investments                                        (.28)   4.74     3.64   (1.945)    2.20   2.185
                                                         ---------------------------------------------------
      Total from Investment Operations                       .04    5.43     4.41   (1.255)    3.02   2.935
                                                         ---------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.03)   (.66)   (1.06)   (.690)    (.82)  (.790)
    Distributions from Realized Capital Gains               (.19)   (.73)    (.90)  (2.955)   (5.77) (2.515)
                                                         ---------------------------------------------------
      Total Distributions                                   (.22)  (1.39)   (1.96)  (3.645)   (6.59) (3.305)
NET ASSET VALUE, END OF PERIOD                            $28.95  $29.13   $25.09   $22.64   $27.54  $31.11
============================================================================================================

TOTAL RETURN                                                0.20%  21.81%   19.46%   -4.58%   10.22%   9.65%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                    $982  $1,045     $806     $777     $917    $988
    Ratio of Total Expenses to
      Average Net Assets                                    0.50%*  0.59%    0.52%    0.49%    0.50%   0.47%
    Ratio of Net Investment Income to
      Average Net Assets                                    2.30%*  2.54%    2.77%    2.36%    2.50%   2.29%
    Portfolio Turnover Rate                                   38%*    41%      39%      37%      82%     47%
============================================================================================================

Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Phillips & Drew provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic advisory fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended June 30, 2000, the advisory fee represented an effective annual basic rate of 0.15% of the fund's average net assets, before a decrease of $344,000 (0.07%) based on performance. On July 21, 2000, the board of trustees approved a change in the fund's investment adviser. Effective August 1, 2000, Phillips & Drew will cease to serve as investment adviser to the find, and will be replaced by Hansberger Global Investors, Inc.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing,and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the fund had contributed capital of $181,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six moths ended June 30, 2000, the fund purchased $178,654,000 of investment securities and sold $263,124,000 of investment securities, other than temporary cash investments.
     During the six months ended June 30, 2000, the fund realized net foreign currency losses of $88,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.
     During 1999, the fund received securities in a corporate spinoff that increased taxable income and the tax basis cost of investments, creating a difference between undistributed net investment income and the cost of investments for financial statement and tax purposes. A difference of $6,469,000 remained at December 31, 1999, and June 30, 2000, which is reflected in the balance of undistributed net investment income; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized appreciation.

E. At June 30, 2000, net unrealized appreciation of investment securities for federal income tax purposes was $89,871,000 consisting of unrealized gains of $190,725,000 on securities that had risen in value since their purchase and $100,854,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note D.)
     The fund had net unrealized foreign currency losses of $70,000 resulting from the translation of other assets and liabilities at June 30, 2000.

F. The market value of securities on loan to broker/dealers at June 30, 2000, was $53,419,000, for which the fund held cash collateral of $55,442,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International  Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific  Stock  Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
---------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
---------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM)Long-Term Treasury Fund
Admiral(TM)Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
---------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE  ANNUITY PLAN
---------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity  Index  Portfolio
 Growth  Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;   Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q462 082000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.